Supplement to the
Fidelity® Mid Cap Value K6 Fund
April 19, 2017
Prospectus

Court Dignan no longer serves as portfolio manager of the fund.

The following information replaces similar information found in the “Fund Summary” section under the “Portfolio Manager(s)” heading.

Kevin Walenta (portfolio manager) has managed the fund since June 2017.

The following information replaces similar information found in the "Fund Summary" section under the "Purchase and Sale of Shares" heading.

Shares generally are available only to employer-sponsored retirement plans (including profit sharing, 401(k), 403(b), 457(b), and similar plans) for which Fidelity provides recordkeeping services or that already hold shares of a qualifying fund. Plan participants may purchase shares only if shares are eligible for sale and available through their plan. You may buy or sell shares in various ways:

The following information replaces similar information found in the "Shareholder Information" section under the "Buying Shares - Eligibility" heading.

Shares generally are available only to employer-sponsored retirement plans (including profit sharing, 401(k), 403(b), 457(b), and similar plans) that are recordkept by Fidelity or, if not recordkept by Fidelity, that already hold shares of a qualifying fund. Shares may also be available to an employer-sponsored retirement plan whose sponsor is involved in a corporate action with a company that sponsors a plan for which Fidelity provides recordkeeping services, in anticipation of a transition to the Fidelity® recordkeeping platform. Please contact Fidelity for more information about fund shares.

Shares generally are not available to retail retirement or non-retirement accounts, traditional and Roth Individual Retirement Accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, individual 403(b) accounts that are not part of an employer's 403(b) plan, or qualified tuition programs.

The following information replaces the biographical information found in the “Fund Management” section under the “Portfolio Manager(s)” heading.

Kevin Walenta is portfolio manager of the fund, which he has managed since June 2017. He also manages other funds. Since joining Fidelity Investments in 2008, Mr. Walenta has worked as an equity research analyst and portfolio manager

MCVK6-17-02 1.9884103.101	November 21, 2017